        STRATTON
        GROWTH
        FUND, INC.
================================================================================









        SGF

================================================================================

           SEMI-ANNUAL REPORT
            NOVEMBER 30, 1995

                                FUND HIGHLIGHTS

                                                  November 30,     August 31,
                                                  ------------     ----------
                                                      1995            1995
                                                  ------------     ----------

       Total Net Assets..................      $    37,716,013  $  34,224,548
       Net Asset Value Per Share.........      $         25.17  $       23.13
       Shares Outstanding................            1,498,281      1,479,853
       Number of Shareholders............                1,171          1,178
       Average Size Account..............      $        32,208  $      29,053


--------------------------------------------------------------------------------

Portfolio Changes For the Quarter Ended November 30, 1995 (unaudited)


Major Purchases                        Major Sales

American General Corp.                 Comerica, Inc.
Lukens, Inc./(1)/                      Warner-Lambert Co.
Phelps Dodge Corp. NY
UJB Financial Corp./(1)/

/(1)/ New Holdings


Ten Largest Holdings November 30, 1995 (unaudited)

                                      Market     Percent
                                      Value       of TNA
                                   ------------  --------
Federal Paper Board Co., Inc.....   $ 2,340,000      6.2%
Carpenter Technology Corp........     1,989,500      5.3
Olin Corp........................     1,900,000      5.0
EG & G, Inc......................     1,732,500      4.6
Phelps Dodge Corp. NY............     1,696,875      4.5
CoreStates Financial Corp........     1,550,000      4.1
Sturm, Ruger & Co., Inc..........     1,462,500      3.9
Potlatch Corp....................     1,413,125      3.8
Lincoln National Corp............     1,402,500      3.7
Du Pont (E.I.) De Nemours & Co...     1,330,000      3.5
                                    -----------     ----
                                    $16,817,000     44.6%
                                    ===========     ====

DEAR SHAREHOLDER:

The year 1995 was the second best in the history of Stratton Growth Fund. Our total return was 37.7% for the calendar year. This was topped only by the 39.8% that was earned in 1976. Total assets grew to $37,716,013, reflecting both the per share growth plus a small addition to shares outstanding. For the six months ending November 30, 1995, Stratton Growth Fund's net asset value per share closed at $25.17. During those six months, the Fund paid a July capital gains distribution of $0.695 per share and an income dividend of $0.26 per share. In December, the Fund paid an income dividend of $0.28 and a capital gains distribution of $0.25.

Portfolio activity during the past quarter was light; our annualized turnover rate was only 12%, which is unusually low. Our ratio of expenses is at an all time low of 1.19%, which is attributable to the growth in assets of the Fund. During the quarter we added two new holdings: Lukens, Inc, a producer of specialty steel products and UJB Financial, a bank holding company operating primarily in New Jersey. During the quarter, our portfolio benefitted by two announced takeovers: Federal Paper Board by International Paper and Meridian Bancshares by CoreStates Financial. Our largest industry positions are 15% in paper, 13.1% in banks and finance, 11.8% in metals, and 11.2% in consumer products.

The much hoped for "soft landing" became a reality last year as overall economic growth slowed without developing into a recession. The capital equipment and industrial export sectors have remained strong, but the demand for consumer goods has been disappointing. As inflation expectations subsided, long-term Treasury Bond rates declined by over two percentage points to under 6% at year end. We are facing an inverted yield curve, where short-term money rates exceed the yield on five and ten year bonds. With the Federal Reserve lagging behind the markets, short-term interest rates should decline in 1996 once a credible budget resolution is achieved. Hopefully, one element of the final budget package will be a significant reduction in the capital gains tax rate. While the pace of productivity gains may lessen in 1996, we believe that a restructured corporate America will continue to demonstrate historically high levels of profitability. We expect further industry consolidation, especially in the Banking and Insurance areas, as well as among selective basic industries where it is more economical to buy rather than build new capacity. High levels of excess cash generation will afford continued stock repurchases, which more than offset all newly issued shares last year.

Our average annual total return for twenty years has been 14.08% as shown on Page 5. More recently our five year total return has averaged 15.41%. The table on page 4 shows that a $10,000 investment in the Fund at its beginning would have grown to $131,645 by November 30, 1995, if you had reinvested all dividends and capital gains distributions. We welcome new investors to the Fund and hope that you will continue to recommend this Fund to your friends and associates. As a 100% No Load Fund with no sales charges, it is through your active support that our Fund becomes known to a broader circle of investors.

                                Sincerely yours,



               James W. Stratton                 John A. Affleck
                   Chairman                         President

January 12, 1996

                       [PERFORMANCE GRAPH APPEARS HERE]


Fiscal Year                  ---------------------------------------------------------------------------------------------------
Ended 5/31                     73-74    75-76    77-78    79-80    81-82    83-84    85-86    87-88    89-90    91-92    93-94
                             ---------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------------------------
        Initial Investment     $7,630   11,280   14,155   14,597   17,299   24,755   38,310   30,774   31,059   32,464   32,622

     Reinvested Inc. Divs.     $   43      458    1,217    2,147    3,703    6,347   10,805   11,062   14,859   21,871   26,652

     Reinvested Cap. Gains
             Distributions     $  -       -        -        -        -        -       3,857   10,945   22,901   27,527   35,156
                             ---------------------------------------------------------------------------------------------------
               Total Value     $7,630   11,738   15,372   16,744   21,002   31,102   52,972   52,781   68,819   81,862   94,430
                             ===================================================================================================
    If Divs. and Distribs.
       Were Taken in Cash:

          $ Amt. Div. Inc.     $   46      309      537      782      932      663      537    1,548    1,959    2,440    1,699

$ Amt. Cap. Gains Distrib.     $  -       -        -        -        -        -       2,070    5,687    6,287    1,414    2,718
                             ---------------------------------------------------------------------------------------------------
                             ----------
                                95-96
                             ----------
                             ----------
        Initial Investment      39,763

     Reinvested Inc. Divs.      37,338

     Reinvested Cap. Gains
             Distributions      54,543
                             ----------
               Total Value     131,645
                             ==========
    If Divs. and Distribs.
       Were Taken in Cash:

          $ Amt. Div. Inc.       1,264   = 12,716 TOTAL DIV. INC.

$ Amt. Cap. Gains Distrib.       3,112   = 21,288 TOTAL CAP GAINS
                             ----------

NOTE: If dividend income and capital gains distributions were taken in cash, the results would be as shown above under "value of original shares."

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            PERFORMANCE COMPARISONS
 (Price Appreciation Plus Dividends & Capital Gains Distributions Reinvested)


   Period Ended     Average Annual        Aggregate
     12/31/95        Total Return       Total Return
   ------------     --------------      ------------
      1 year           + 37.68%         +     37.68%
      3 year           + 16.23          +     57.80
      5 year           + 15.41          +    104.73
     10 year           + 11.92          +    208.31
     15 year           + 12.49          +    484.74
     20 year           + 14.08          +  1,292.57




The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The aggregate total return is computed by determining the aggregate compounded rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment.

All dividends and capital gains distributions have been reinvested on the reinvestment dates during the period. There are no sales charges, 12b-1, or redemption fees of any kind in Stratton Growth Fund, Inc. Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Past Performance Results
        Period                   Stratton Growth Fund Per Share Data                   Dividends & Capital Gains Reinvested
------------------------------------------------------------------------------------------------------------------------------------
      Year Ended           Net Asset               Income      Capital Gains          Year-End               Total Investment
     December 31            Value                 Dividends    Distributions            Value                      Return
------------------------------------------------------------------------------------------------------------------------------------
 9/30/72 (inception)         $ 6.33                  -              -                  $10,000                      -
-----------------------------------------------------------------------------------------------------------------------------------
         1972                  7.20                  -              -                   11,374                +     13.7 %
-----------------------------------------------------------------------------------------------------------------------------------
         1973                  5.48                $0.029           -                    8,706                -     23.5
-----------------------------------------------------------------------------------------------------------------------------------
         1974                  4.48                 0.07            -                    7,223                -     17.0
-----------------------------------------------------------------------------------------------------------------------------------
         1975                  5.91                 0.125           -                    9,716                +     34.5
-----------------------------------------------------------------------------------------------------------------------------------
         1976                  8.11                 0.14            -                   13,587                +     39.8
-----------------------------------------------------------------------------------------------------------------------------------
         1977                  8.04                 0.20            -                   13,794                +      1.5
-----------------------------------------------------------------------------------------------------------------------------------
         1978                  8.39                 0.235           -                   14,786                +      7.2
-----------------------------------------------------------------------------------------------------------------------------------
         1979                  9.65                 0.26            -                   17,487                +     18.3
-----------------------------------------------------------------------------------------------------------------------------------
         1980                 12.36                 0.31            -                   23,139                +     32.3
-----------------------------------------------------------------------------------------------------------------------------------
         1981                 11.26                 0.28            -                   21,596                -      6.7
-----------------------------------------------------------------------------------------------------------------------------------
         1982                 14.52                 0.29            -                   28,619                +     32.5
-----------------------------------------------------------------------------------------------------------------------------------
         1983                 18.21                 0.13            -                   36,143                +     26.3
-----------------------------------------------------------------------------------------------------------------------------------
         1984                 16.45                 0.14         $ 0.70                 34,438                -      4.7
-----------------------------------------------------------------------------------------------------------------------------------
         1985                 20.09                 0.20           0.61                 43,885                +     27.4
-----------------------------------------------------------------------------------------------------------------------------------
         1986                 20.02                 0.28           2.07                 48,567                +     10.7
-----------------------------------------------------------------------------------------------------------------------------------
         1987                 17.23                 0.70           1.53                 46,685                -      3.9
-----------------------------------------------------------------------------------------------------------------------------------
         1988                 19.06                 0.53           1.49                 57,231                +     22.6
-----------------------------------------------------------------------------------------------------------------------------------
         1989                 20.24                 0.71           2.49                 70,849                +     23.8
-----------------------------------------------------------------------------------------------------------------------------------
         1990                 17.63                 0.82           0.46                 66,087                -      6.7
-----------------------------------------------------------------------------------------------------------------------------------
         1991                 20.27                 0.725          0.435                80,747                +     22.2
-----------------------------------------------------------------------------------------------------------------------------------
         1992                 20.19                 0.565          0.815                86,167                +      6.7
-----------------------------------------------------------------------------------------------------------------------------------
         1993                 20.05                 0.51           0.905                91,687                +      6.4
-----------------------------------------------------------------------------------------------------------------------------------
         1994                 19.61                 0.54           1.275                98,276                +      7.2
-----------------------------------------------------------------------------------------------------------------------------------
         1995                 25.33                 0.54           0.945               135,302                +     37.7
-----------------------------------------------------------------------------------------------------------------------------------
                             Totals:               $8.329        $13.725             Aggregate:               +  1,253.0 %
-----------------------------------------------------------------------------------------------------------------------------------

                   STRATTON GROWTH FUND'S INVESTMENT PROCESS


What is the philosophy used in managing Stratton Growth Fund?

Studies of historical data show that investing in high yielding common stocks have produced above-average returns while lowering risk and preserving capital. For Stratton Management, the common stock yield is the primary screen in sorting out the equity universe and in making purchase decisions for Stratton Growth Fund.

How do you select companies within the high yield universe?

Both our proprietary studies and our actual portfolio performance have shown that superior returns may be achieved by investing in companies which not only have relatively high dividend yields but also possess superior financial characteristics, such as strong annual dividend growth and a reasonable dividend payout. This is the second set of screens we apply to review stocks.

What quantitative disciplines do you use in purchasing common stocks?

From the overall equity universe, we screen down to about 350 companies by focusing on stocks with a market capitalization over $200 million and those which possess a dividend yield at least 33% greater than that on the S & P 500 average. Our second step reduces the universe to approximately 60 stocks by screening for additional yield characteristics such as dividend growth rates and dividend coverage. Our third review involves fundamental analysis of such important characteristics as the outlook for earnings and cash flow, management strengths and industry competitive position; we reduce the Stratton Growth Fund's buy candidate list to approximately 30 stocks. These stocks are available for addition to the Fund's portfolio.

What are the investment disciplines you use in selling stock?

We emphasize two clearly quantifiable sell disciplines which our policy regards as mandatory. As stocks rise in price, their yield will drop. When the yield of any stock in the portfolio drops to that of the S & P 500, half of the position will be sold. If the yield on the stock continues to decline to 25% below that on the S & P 500, the balance of the position is sold. Our individual holdings are reviewed daily to ensure that the dividend criteria are sound and that the value fundamentals are secure. When a better "buy" candidate emerges within our yield universe, we may trade from an existing holding. Our portfolio turnover normally averages between 40% and 70% depending upon market conditions.

Does Stratton Growth Fund pay much attention to market timing?

Since yield and value together should have the potential to produce superior returns while reducing risk in declining markets, Stratton Growth Fund will generally remain fully invested in individual stocks at all times. This gives us the opportunity to capture the significant gains that often occur very rapidly at the beginning of the market's recovery.


What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield target should exceed the S & P 500 by more than 50%.

 . Approximately 30 companies are held.

 . Volatility will be decidedly below average.

 . By combining high dividend yields and underlying low price volatility
    (Beta) Stratton Growth should have the potential to produce good relative performance in up markets and superior relative performance in down markets.


Wouldn't a high yield philosophy tend to concentrate the portfolio in a few industries?

Diversification is important to us within the higher yielding sectors of the market. Theoretically no single industry can exceed 25% of our assets. Right now our three largest industries are Paper 15.0%, Banking/Financial 13.1% and Metals 11.8%.


Where do you obtain the research data on the companies that you own or are considering for purchase?

The quantitative research is performed in-house by our own staff. Once we have identified industries and companies of interest, we seek the best analysts in the investment brokerage community to provide us with company input. We like to have multiple sources of research. Our professional staff are portfolio generalists rather than company specialists.

SCHEDULE OF INVESTMENTS (unaudited)                            NOVEMBER 30, 1995

                                                                          Market
 Number of                                                                 Value
  Shares                             Security                            (Note 1)
-----------                          --------                         -------------
                 COMMON STOCKS - 96.3%

                 Banking/Financial - 13.1%
    20,000       Comerica, Inc. ..................................  $      747,500
    40,000       CoreStates Financial Corp. ......................       1,550,000
    25,000       Meridian Bancorp, Inc. ..........................       1,153,125
    40,000       PNC Bank Corp. ..................................       1,170,000
    10,000       UJB Financial Corp. .............................         335,000
                                                                     --------------
                                                                         4,955,625
                                                                     --------------
                 Business Services - 5.8%
    30,000       American Express Co. ............................       1,275,000
    20,000       Pitney Bowes, Inc. ..............................         895,000
                                                                     --------------
                                                                         2,170,000
                                                                     --------------
                 Capital Goods/Technology - 7.6%
    90,000       EG & G, Inc. ....................................       1,732,500
    20,000       Harris Corp. ....................................       1,152,500
                                                                     --------------
                                                                         2,885,000
                                                                     --------------
                 Chemical - 8.6%
    20,000       Du Pont (E.I.) De Nemours & Co. .................       1,330,000
    25,000       Olin Corp. ......................................       1,900,000
                                                                     --------------
                                                                         3,230,000
                                                                     --------------
                 Consumer Products - 11.2%
    14,000       Kimberly-Clark Corp. ............................       1,076,250
    50,000       Sturm, Ruger & Co., Inc. ........................       1,462,500
    20,000       Tambrands, Inc. .................................       1,042,500
    20,000       UST, Inc. .............................................   652,500
                                                                     --------------
                                                                         4,233,750
                                                                     --------------
                 Energy - 5.4%
    10,000       Exxon Corp. .....................................         773,750
    12,000       Mobil Corp. .....................................       1,252,500
                                                                     --------------
                                                                         2,026,250
                                                                     --------------
                 Health Care - 9.5%
    10,000       American Home Products Corp. ....................         912,500
    20,000       Shared Medical Systems Corp. ....................         867,500
    20,000       U.S. Healthcare, Inc. ...........................         910,000
    10,000       Warner-Lambert Co. ..............................         892,500
                                                                     --------------
                                                                         3,582,500
                                                                     --------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (unaudited)                            NOVEMBER 30, 1995

                                                                                          Market
     Number of                                                                             Value
      Shares                                Security                                      (Note 1)
     ---------                              --------                                   ------------
                    COMMON STOCKS - 96.3% (continued)

                    Insurance/Services - 8.3%
        30,000      American General Corp. ........................................  $    1,016,250
        15,000      Aon Corp. .....................................................         706,875
        30,000      Lincoln National Corp. ........................................       1,402,500
                                                                                      --------------
                                                                                          3,125,625
                                                                                      --------------
                    Metals - 11.8%
        46,000      Carpenter Technology Corp. ....................................       1,989,500
        25,000      Lukens, Inc. ..................................................         765,625
        25,000      Phelps Dodge Corp. NY .........................................       1,696,875
                                                                                      --------------
                                                                                          4,452,000
                                                                                      --------------
                    Paper - 15.0%
        45,000      Federal Paper Board Co., Inc. .................................       2,340,000
        35,000      Potlatch Corp. ................................................       1,413,125
        45,000      Westvaco Corp. ................................................       1,231,875
        15,000      Weyerhaeuser Co. ..............................................         678,750
                                                                                      --------------
                                                                                          5,663,750
                                                                                      --------------

                    Total Common Stocks (cost $25,287,865).......................        36,324,500
                                                                                      --------------
     Principal
      Amount
     ---------
                    SHORT-TERM NOTES - 3.0%

   $ 1,125,000      American Express Credit Corp. 5.76% due 12/05/95.............         1,125,000
                                                                                      --------------
                    Total Short-Term Notes (cost $1,125,000).....................         1,125,000
                                                                                      --------------
                    Total Investments - 99.3%  (cost $26,412,865)*...............        37,449,500

                    Cash and Other Assets, Less Liabilities - 0.7%...............           266,513
                                                                                      --------------
                    NET ASSETS - 100.0%..........................................    $   37,716,013
                                                                                      ==============

* Aggregate cost for federal income tax purposes is $26,412,865; and net unrealized appreciation is as follows:

                    Gross unrealized appreciation..................................  $   11,121,581
                    Gross unrealized depreciation..................................         (84,946)
                                                                                      --------------
                        Net unrealized appreciation................................  $   11,036,635
                                                                                      ==============

                See accompanying notes to financial statements.

                                          STATEMENT OF ASSETS AND LIABILITIES
                                            November 30, 1995 (unaudited)
ASSETS
    Investments in securities at market value (identified cost $26,412,865) (Note 1)...............    $  37,449,500
    Cash...........................................................................................           69,785
    Dividends and interest receivable..............................................................          157,385
    Receivable for securities sold.................................................................          374,388
                                                                                                        ------------
        Total Assets...............................................................................       38,051,058
                                                                                                        ------------
LIABILITIES
    Payable for securities purchased...............................................................          323,100
    Accrued expenses...............................................................................            8,032
    Other liabilities..............................................................................            3,913
                                                                                                        ------------
        Total Liabilities..........................................................................          335,045
                                                                                                        ------------
NET ASSETS
    Applicable to 1,498,281 shares; $.10 par value; 10,000,000 shares authorized ..................    $  37,716,013
                                                                                                        ============
    Net asset value, offering and redemption price per share
       ($37,716,013 / 1,498,281 shares)............................................................    $       25.17
                                                                                                        ============
SOURCE OF NET ASSETS
    Paid-in capital................................................................................    $  25,816,590
    Undistributed net investment income............................................................          375,174
    Accumulated net realized gain on investments...................................................          487,614
    Net unrealized appreciation of investments.....................................................       11,036,635
                                                                                                        ------------
        Net Assets.................................................................................    $  37,716,013
                                                                                                        ============

================================================================================

                                               STATEMENT OF OPERATIONS
                                    6 Months Ended November 30, 1995 (unaudited)
INCOME
   Dividends.......................................................................................    $     538,135
   Interest........................................................................................           41,321
                                                                                                        ------------
      Total Income.................................................................................          579,456
                                                                                                        ------------
EXPENSES
   Advisory fees (Note 2)..........................................................................          120,905
   Registration fees (Note 2)......................................................................           15,649
   Administrative services fees (Note 2)...........................................................           15,000
   Shareholder services fees (Note 2)..............................................................           14,403
   Accounting/Pricing services fees (Note 2).......................................................           10,000
   Printing and postage fees.......................................................................            9,118
   Custodian fees (Note 2).........................................................................            9,027
   Directors' fees.................................................................................            3,549
   Legal fees......................................................................................            2,590
   Miscellaneous fees..............................................................................            2,453
                                                                                                        ------------
      Total Expenses...............................................................................          202,694
                                                                                                        ------------
         Net Investment Income.....................................................................          376,762
                                                                                                        ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments................................................................          483,841
   Net increase in unrealized appreciation of investments..........................................        4,695,505
                                                                                                        ------------
      Net gain on investments......................................................................        5,179,346
                                                                                                        ------------
         Net increase in net assets resulting from operations......................................    $   5,556,108
                                                                                                        ============

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                              6 Months
                                                                                               Ended
                                                                                            November 30,      Year Ended
                                                                                                1995            May 31,
                                                                                            (unaudited)          1995
                                                                                          --------------    -------------
        OPERATIONS
           Net investment income......................................................   $      376,762    $     737,061
           Net realized gain on investments...........................................          483,841        1,177,804
           Net increase in unrealized appreciation of investments.....................        4,695,505        2,819,135
                                                                                          --------------    -------------
                  Net increase in net assets resulting from operations................        5,556,108        4,734,000

        DISTRIBUTIONS TO SHAREHOLDERS
           Distributions from net investment income
              ($.260 and $.540 per share, respectively)...............................         (366,943)        (692,621)
           Distributions from net realized gains from security
              transactions ($0.695 and $1.275 per share, respectively)................         (980,867)      (1,590,137)

        CAPITAL SHARE TRANSACTIONS
           Net increase in net assets derived from the net change
              in the number of outstanding shares (a).................................        1,788,534        3,793,151
                                                                                          --------------    -------------
                  Total increase in net assets........................................        5,996,832        6,244,393

        NET ASSETS AT THE BEGINNING OF THE PERIOD ....................................       31,719,181       25,474,788
                                                                                          --------------    -------------
        NET ASSETS AT THE END OF THE PERIOD
           (including undistributed net investment income of
              $375,174 and $365,355, respectively)....................................   $   37,716,013    $  31,719,181
                                                                                          ==============    =============

(a) A summary of capital share transactions follows:

                                                       6 Months Ended
                                                     November 30, 1995                 Year Ended
                                                         (unaudited)                  May 31, 1995
                                                 --------------------------      --------------------------
                                                   Shares         Value             Shares        Value
                                                 ---------     ------------      ----------    ------------
 Shares issued..............................       77,586    $   1,820,961         251,048   $   5,232,197
 Shares reinvested from net
     investment income and capital
     gains distributions....................       53,311        1,166,440         102,301       1,968,319
                                                 ---------     ------------      ----------    ------------
                                                  130,897        2,987,401         353,349       7,200,516
 Shares redeemed............................      (51,826)      (1,198,867)       (167,783)     (3,407,365)
                                                 ---------     ------------      ----------    ------------
     Net increase...........................       79,071    $   1,788,534         185,566   $   3,793,151
                                                 =========     ============      ==========    ============


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                         November 30, 1995 (unaudited)

Note 1. - Significant Accounting Policies - Stratton Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into or exchangeable for common stock. Due to the inherent risks of investments there can be no assurance that the objective of the Fund will be achieved. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments and Related Income: The investments in securities are carried at market value in the accompanying financial statements. Securities traded on a national exchange or securities quoted on the NASD National Market System are valued at the last sale price. Other over-the-counter securities and securities traded on exchanges for which there is no sale are valued at the mean between the closing bid and asked prices. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are based on the specific identification method for both financial reporting and federal income tax purposes.

Federal Income Taxes: No provision is made for federal income taxes as the Fund intends to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

Note 2. - During the six months ended November 30, 1995, the Fund paid advisory fees aggregating $120,905 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to Fund/Plan Services, Inc. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $14,403 for providing shareholder services, $15,000 for certain administrative services and $10,000 for accounting/pricing services during the six months ended November 30, 1995. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $3,639,825 and $2,003,796, respectively, for the six months ended November 30, 1995.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                      6 Months
                                                        Ended                          Years ended May 31,
                                                      11/30/95     ---------------------------------------------------------------
                                                     (unaudited)     1995          1994         1993         1992          1991
                                                      ----------   --------      --------     --------     --------      --------
Net Asset Value, Beginning of Period.................    $22.35      $20.65        $20.89       $20.55       $19.75        $19.66
                                                      ----------   --------      --------     --------     --------      --------

   Income From Investment Operations
   ---------------------------------
   Net investment income........................          0.253       0.537         0.510        0.560        0.640         0.720
   Net gains on securities (both realized
     and unrealized)............................          3.522       2.978         0.665        1.160        1.320         0.650
                                                      ----------   --------      --------     --------     --------      --------
       Total from investment operations.........          3.775       3.515         1.175        1.720        1.960         1.370
                                                      ----------   --------      --------     --------     --------      --------

   Less Distributions
   ------------------
   Dividends (from net investment
     income)....................................         (0.260)     (0.540)       (0.510)      (0.565)      (0.725)       (0.820)
   Distributions (from capital gains)...........         (0.695)     (1.276)       (0.905)      (0.815)      (0.435)       (0.460)
                                                      ----------   --------      --------     --------     --------      --------
       Total distributions......................         (0.955)     (1.815)       (1.415)      (1.380)      (1.160)       (1.280)
                                                      ----------   --------      --------     --------     --------      --------

Net Asset Value, End of Period..................         $25.17      $22.35        $20.65       $20.89       $20.55        $19.75
                                                      ==========   ========      ========     ========     ========      ========

Total Return....................................          17.53% **   18.61%         5.92%        8.91%       10.57%         7.58%

Ratios/Supplemental Data
------------------------
   Net assets, end of period (in 000's).........        $37,716     $31,719       $25,475      $25,315      $25,311       $25,111
   Ratio of expenses to average
     net assets.................................           1.19% *     1.31%         1.34%        1.39%        1.35%         1.41%
   Ratio of net investment
     income to average net assets...............           2.21% *     2.70%         2.51%        2.76%        3.20%         3.94%
   Portfolio turnover rate......................          12.29% *    42.54%        49.81%       35.34%       59.76%        56.78%

--------------------
*  Annualized
** Six months only

                See accompanying notes to financial statements.

                            SHAREHOLDER INFORMATION

Minimum Investment
------------------
The minimum amount for the initial purchase of shares of Stratton Growth Fund is $2,000. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange
------------------

Shares of Stratton Growth Fund may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Monthly Dividend Shares, Inc. or Stratton Small-Cap Yield Fund, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Growth Fund reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Monthly Dividend Shares or Stratton Small-Cap Yield Fund should be obtained and read prior to making any such exchange.

Income Dividend and Capital Gains Distributions
-----------------------------------------------
Stratton Growth Fund expects to distribute all of each year's net investment income and net realized capital gains in July and December.

Systematic Withdrawal Plan
--------------------------

Investors who either own or purchase Stratton Growth Fund shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

Share Price Information
-----------------------

The daily share price of Stratton Growth Fund can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as Growth. The Fund's stock ticker symbol is STRGX.

Retirement Plans
----------------
Stratton Growth Fund's IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

General Information on SGF
--------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FUND/PLAN BROKER SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephone: 800-634-5726


Existing Shareholder Account Services
-------------------------------------

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580


Investment Portfolio Activities
-------------------------------
Questions regarding Stratton Growth Fund's investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


Additional Purchases Only to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FUND/PLAN SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Growth Fund, Inc.

SGF  STRATTON
     GROWTH FUND, INC.

Directors

LYNNE M. CANNON

JOHN J. LOMBARD, JR.

ROSE J. RANDALL

HENRY A. RENTSCHLER

MERRITT N. RHOAD, JR.

ALEXANDER F. SMITH

RICHARD W. STEVENS

JAMES W. STRATTON



Investment Advisor

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255



Officers

JAMES W. STRATTON
Chairman

JOHN A. AFFLECK
President

GERARD E. HEFFERNAN
JOANNE E. KUZMA
FRANK H. REICHEL, III
Vice President

PATRICIA L. SLOAN
Secretary and Treasurer

JAMES A. BEERS
CAROL L. ROYCE
Assistant Secretary
Assistant Treasurer



Transfer Agent and Dividend Paying Agent

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874
Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580